UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 24, 2006

                                 BLACKROCK, INC.
               (Exact name of registrant as specified in charter)


        DELAWARE                      001-15305                 51-0380803
(State or other jurisdiction   (Commission File Number)         (IRS Employer
       of incorporation)                                     Identification No.)

                  40 East 52nd Street, New York, New York   10022
               (Address of principal executive offices)   (Zip Code)

       Registrant's telephone number, including area code: (212) 810-5300

             (Former name or address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))



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ITEM 1.01 Entry into a Material Definitive Agreement

Approval of Amendments to the BlackRock, Inc. 1999 Stock Award and Incentive Plan and the Amended and Restated BlackRock, Inc. 1999 Annual Incentive Performance Plan

At the Annual Meeting of Stockholders of BlackRock, Inc. (the "Company"), held on May 24, 2006, stockholders approved amendments to the BlackRock, Inc. 1999 Stock Award and Incentive Plan (the "Incentive Plan") and the BlackRock, Inc. 1999 Amended and Restated Incentive Performance Plan (the "Performance Plan"). A description of the amendments to the Incentive Plan and Performance Plan is provided in the Company's Definitive Proxy Statement filed with the Securities and Exchange Commission on April 28, 2006.

A copy of the Incentive Plan is included as Exhibit 10.2 to the Company's Registration Statement on Form S-1 (Registration No. 333-78367), as amended, originally filed with the Securities and Exchange Commission on May 13, 1999. A copy of Amendment No. 1 to the Incentive Plan is included as Exhibit 10.12 to the Company's Quarterly Report on Form 10-Q (Commission File No. 001-15305), for the quarter ended September 30, 2000 and a copy of Amendment No. 2 to the Incentive Plan is included as Exhibit 10.18 to the Company's Registration Statement on Form S-8 (Registration No. 333-68666), originally filed with the Securities and Exchange Commission on August 30, 2001.

A copy of the Performance Plan is included as Exhibit 10.25 to the Company's Annual Report on Form 10-K (Commission File No. 001-15305), for the year ended December 31, 2002.


Item 9.01.  Financial Statements and Exhibits

(d)      Exhibits

         Exhibit         Description
         ------          -----------

          10.1 Amendment No. 3 to the BlackRock, Inc. 1999 Stock Award and Incentive Plan.

          10.2 Amendment No. 1 to the Amended and Restated BlackRock, Inc. 1999 Annual Incentive Performance Plan



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         BlackRock, Inc.
                                         (Registrant)

Date: May 24, 2006
                                         By: /s/ Robert P. Connolly
                                         ---------------------------------------
                                         Robert P. Connolly
                                         Managing Director, General Counsel
                                         and Secretary